    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 20,1997


                                                 REGISTRATION NO. 333-
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                    FORM S-3
                            ------------------------
                             REGISTRATION STATEMENT
                                     UNDER

                           THE SECURITIES ACT OF 1933

                            ------------------------

                            SIMULATION SCIENCES INC.

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                            ------------------------

            DELAWARE                          7371                         94-2487793
(STATE OR OTHER JURISDICTION OF   (PRIMARY STANDARD INDUSTRIAL          (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)   CLASSIFICATION CODE NUMBER)        IDENTIFICATION NUMBER)

                         601 VALENCIA AVENUE, SUITE 100
                                 BREA, CA 92825
                                 (714) 579-0412
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                               CHARLES R. HARRIS
                                 PRESIDENT AND
                            CHIEF EXECUTIVE OFFICER
                            SIMULATION SCIENCES INC.
                         601 VALENCIA AVENUE, SUITE 100
                                 BREA, CA 92823
 (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                             OF AGENT FOR SERVICE)

                                   COPIES TO:

             JEFFREY D. SAPER, ESQ.                       ROBERT M. MATTSON, JR., ESQ.
               MARK BONHAM, ESQ.                            KEVIN A. FAULKNER, ESQ.
            ROBERT G. O'CONNOR, ESQ.                        HANS J. BRASSELER, ESQ.
     WILSON SONSINI GOODRICH & ROSATI, P.C.                 MORRISON & FOERSTER LLP
               650 PAGE MILL ROAD                      19900 MACARTHUR BLVD., SUITE 1200
          PALO ALTO, CALIFORNIA 94304                           IRVINE, CA 92715
                 (650) 493-9300                                  (714) 251-7500

          APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO PUBLIC:
  As soon as practicable after this Registration Statement becomes effective.

     If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]


     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [ ]



     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] 333-39025



     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]



     If delivery of the prospectus is expected to be made pursuant to Rule 434, please the check the following box. [ ]


                        CALCULATION OF REGISTRATION FEE


======================================================================================================
                                                                       PROPOSED MAXIMUM
                                                     PROPOSED MAXIMUM      AGGREGATE       AMOUNT OF
      TITLE OF EACH CLASS OF         AMOUNT TO BE     OFFERING PRICE       OFFERING      REGISTRATION
   SECURITIES TO BE REGISTERED        REGISTERED       PER SHARE(1)       PRICE(1)(2)       FEE(2)
------------------------------------------------------------------------------------------------------
Common Stock, $0.001 par value....      115,000          $19.0625        $2,192,187.50      $665.00
======================================================================================================


(1) Estimated solely for the purpose of computing the amount of the registration fee pursuant to Rule 457(a).

(2) 2,990,000 shares were registered under Securities Act Registration Statement No. 333-39025, with respect to which a filing fee of $16,479 was previously paid with the earlier registration statement.
================================================================================

                INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE


     This Registration Statement is filed with the Securities and Exchange Commission (the "Commission") pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Securities Act"), by Simulation Sciences Inc. (the "Company"). In accordance with Rule 429 under the Securities Act, this Registration Statement incorporates by reference the contents of the Registration Statement on Form S-3 (Registration No. 333-39025, which was declared effective by the Commission on November 19, 1997) relating to the offering of up to 2,600,000 shares of Common Stock of the Company plus up to 390,000 shares that may be sold pursuant to the Underwriter's over-allotment option.


                                 CERTIFICATION

     The Company hereby certifies to the Commission that (i) it has instructed its bank to pay the Commission the filing fee set forth on the cover page of this Registration Statement by a wire transfer of such amount to the Commission's account at Mellon Bank as soon as practicable (but no later than the close of business on November 20, 1997), (ii) it will not revoke such instructions, (iii) it has sufficient funds in the relevant account to cover the amount of such filing fee, and (iv) it will confirm receipt of such instructions by its bank during the bank's regular business hours no later than November 20, 1997.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Brea, State of California, on the 19th day of November, 1997.


                                          SIMULATION SCIENCES INC.

                                          By:     /s/ CHARLES R. HARRIS

                                            ------------------------------------
                                                     Charles R. Harris
                                               President and Chief Executive
                                                           Officer


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons on the 19th day of November, 1997 in the capacities indicated:



                   SIGNATURE                                        TITLE
-----------------------------------------------  --------------------------------------------

             /s/ CHARLES R. HARRIS               President and Chief Executive Officer
-----------------------------------------------  (Principal Executive Officer) and Director
               Charles R. Harris

                       *                         Executive Vice President, Finance and Chief
-----------------------------------------------  Financial Officer (Principal Financial and
             Robert E. Grice, Jr.                Accounting Officer)

                       *                         Director
-----------------------------------------------
               Narendra K. Gupta

                       *                         Director
-----------------------------------------------
              Walter G. Kortschak

          * By: /s/ CHARLES R. HARRIS
-----------------------------------------------
               Charles R. Harris
               Attorney-in-Fact

                               INDEX TO EXHIBITS

EXHIBIT
NUMBER                                      EXHIBIT TABLE
------   -----------------------------------------------------------------------------------
  5.1    Opinion of Wilson Sonsini Goodrich & Rosati, Professional Corporation
 23.1    Consent of Counsel (included in Exhibit 5.1)
 23.2    Consent of Deloitte & Touche LLP, Independent Auditors
 24.1*   Power of Attorney

---------------

* Incorporated by reference to Registration Statement on Form S-3 (File No. 333-39025)